UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2010 (August 26, 2010)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On August 26, 2010, our subsidiary WTH Car Rental ULC (“WTH Car Rental”) renewed and refinanced our Canadian rental fleet securitization program through the issuance of two series of asset-backed notes in the aggregate principal amount of C$415 million (collectively, the “WTH Notes”).  The WTH Notes comprise a 14-month conduit facility which generally bears interest at 225 basis points above the weighted average commercial paper rate offered by the noteholders, subject to certain exceptions.  The WTH Notes were issued pursuant to two indenture supplements (the “Indenture Supplements”), each dated as of August 26, 2010, among WTH Car Rental, WTH Funding Limited Partnership (“WTH Funding”), as Administrator, and BNY Trust Company of Canada (“BNY Trust”), as Indenture Trustee, pursuant to the Trust Indenture dated as of August 26, 2010 between WTH Car Rental and BNY Trust, as Indenture Trustee (the “Indenture”).  The WTH Notes are secured primarily by our Canadian rental vehicle fleet and other related assets of WTH Car Rental.  WTH Funding has also granted a security interest in certain collateral to BNY Trust, as Indenture Trustee.  A copy of the Indenture and each of the Indenture Supplements is attached hereto as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and each is incorporated by reference herein.

WTH Car Rental entered into a third indenture supplement to provide the additional terms upon which $200 million of commitments could be funded in Canada pursuant to the Series 2009-3 Supplement dated November 5, 2009, among Avis Budget Rental Car Funding (AESOP) LLC and other parties thereto, to the Amended and Restated Base Indenture, dated as of June 3, 2004.  Such indenture supplement was dated as of August 26, 2010 and entered into among WTH Car Rental, WTH Funding, as Administrator, and BNY Trust, as Indenture Trustee, pursuant to the Indenture (the “2010-3 Supplement”).  A copy of the 2010-3 Supplement is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

As part of our refinanced Canadian fleet securitization program, WTH Car Rental will purchase vehicles using the proceeds of the WTH Notes and through the issuance of additional series of asset-backed notes pursuant to the Indenture.  WTH Funding will lease vehicles from WTH Car Rental, for rental to customers, pursuant to a Master Motor Vehicle Lease Agreement, dated as of August 26, 2010, between WTH Car Rental, WTH Funding and BNY Trust, as Indenture Trustee and WTH Funding will also serve as administrator of the WTH Car Rental fleet pursuant to an Administration Agreement, dated as of August 26, 2010, among WTH Car Rental, WTH Funding and BNY Trust, as Indenture Trustee.  A copy of each of the Administration Agreement and the Master Motor Vehicle Lease Agreement is attached hereto as Exhibit 10.5 and Exhibit 10.6, respectively, and each is incorporated by reference herein.  Also, as part of the refinancing, WTH Funding’s limited partnership agreement was amended and restated.  A copy of the Fifth Amended and Restated Limited Partnership Agreement of WTH Funding is attached hereto as Exhibit 10.7, and is incorporated by reference herein.

The refinancing documents contain representations, warranties and covenants including restrictive covenants on transfers of assets, mergers and the incurrence of debt by WTH Car Rental, subject to certain exceptions. Certain performance obligations of our subsidiaries under the refinancing documents are guaranteed pursuant to guarantees provided by Avis Budget Car Rental, LLC, which are not guarantees of any monetary obligations to the holders of the WTH Notes (the “WTH Noteholders”).  The Indenture and other transaction documents also contain certain customary trigger or amortization events, including the occurrence of an event of default under the non-financial guarantees provided by Avis Budget Car Rental, LLC.  Upon the occurrence of certain events, if not waived by the requisite WTH Noteholders, the obligation of the WTH Noteholders to purchase additional WTH Notes or to make additional advances under the WTH Notes shall cease.  Some events may lead to the amortization of one or more series of notes, while other events could result in the enforcement of security against the assets of WTH Car Rental or WTH Funding.

Certain of the WTH Noteholders, their Securitization Agents, and the Indenture Trustee, and each of their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Trust Indenture, dated as of August 26, 2010, among WTH Car Rental ULC and BNY Trust Company of Canada, as Indenture Trustee.
10.2	Series 2010-1 Indenture Supplement, dated as of August 26, 2010, among WTH Car Rental ULC, WTH Funding Limited Partnership, as Administrator, and BNY Trust Company of Canada, as Indenture Trustee.
10.3	Series 2010-2 Indenture Supplement, dated as of August 26, 2010, among WTH Car Rental ULC, WTH Funding Limited Partnership, as Administrator, and BNY Trust Company of Canada, as Indenture Trustee.
10.4	Series 2010-3 Indenture Supplement, dated as of August 26, 2010, among WTH Car Rental ULC, WTH Funding Limited Partnership, as Administrator, and BNY Trust Company of Canada, as Indenture Trustee.
10.5	Administration Agreement, dated as of August 26, 2010, among WTH Car Rental ULC, WTH Funding Limited Partnership, as Administrator, and BNY Trust Company of Canada, as Indenture Trustee.
10.6	Master Motor Vehicle Lease Agreement, dated as of August 26, 2010, among WTH Car Rental ULC, WTH Funding Limited Partnership, and BNY Trust Company of Canada, as Indenture Trustee.
10.7
Fifth Amended and Restated Limited Partnership Agreement, dated as of August 26, 2010, among Aviscar Inc., as general partner, Budgetcar Inc., as general partner, and 2233516 Ontario Inc., as limited partner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean M. Sera
Name:	Jean M. Sera
Title:	Senior Vice President and Secretary

Date: August 27, 2010

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated August 27, 2010 (August 26, 2010)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Trust Indenture, dated as of August 26, 2010, among WTH Car Rental ULC and BNY Trust Company of Canada, as Indenture Trustee.
10.2	Series 2010-1 Indenture Supplement, dated as of August 26, 2010, among WTH Car Rental ULC, WTH Funding Limited Partnership, as Administrator, and BNY Trust Company of Canada, as Indenture Trustee.
10.3	Series 2010-2 Indenture Supplement, dated as of August 26, 2010, among WTH Car Rental ULC, WTH Funding Limited Partnership, as Administrator, and BNY Trust Company of Canada, as Indenture Trustee.
10.4	Series 2010-3 Indenture Supplement, dated as of August 26, 2010, among WTH Car Rental ULC, WTH Funding Limited Partnership, as Administrator, and BNY Trust Company of Canada, as Indenture Trustee.
10.5	Administration Agreement, dated as of August 26, 2010, among WTH Car Rental ULC, WTH Funding Limited Partnership, as Administrator, and BNY Trust Company of Canada, as Indenture Trustee.
10.6	Master Motor Vehicle Lease Agreement, dated as of August 26, 2010, among WTH Car Rental ULC, WTH Funding Limited Partnership, and BNY Trust Company of Canada, as Indenture Trustee.
10.7
Fifth Amended and Restated Limited Partnership Agreement, dated as of August 26, 2010, among Aviscar Inc., as general partner, Budgetcar Inc., as general partner, and 2233516 Ontario Inc., as limited partner.